Investor Presentation

2019Q3

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Table of Contents

Updated 10/25/2019

Company Profile

3Q19 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$64.2 million
Price / TBV	116.6%
Assets	$484.1 Million
Loans, net	$315.8 Million
Deposits	$421.2 Million
Shareholders' Equity	$55.0 Million
NPAs / Assets	0.54%
Leverage Ratio (Company)	11.73%
Leverage Ratio (Bank)	9.24%
Shares Outstanding	3,190,031
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland
Albany
Tifton
Enterprise
Dothan
Valdosta
Mobile
Pensacola
Destin
Panama City
Jacksonville
Lake City
Gainesville
St Augustine
Ocala
Daytona Beach
Orlando
Kissimmee
Tampa
Melbourne
Clearwater
St. Petersburg
Fort Myers
Naples
Fort Lauderdale

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 9/30/2019

Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations

Sammie D. Dixon, Jr.	**Vice Chairman, President and Chief Executive Officer** Age: 49 | 22 years banking experience
Clint F. Weber	**Executive Vice President and Chief Financial Officer** Age: 38 | 15 years banking and credit experience
Chris L. Jensen, Jr.	**Executive Vice President and Chief Lending Officer** Age: 62 | 40 years banking experience
Susan Payne Turner	**Executive Vice President and Chief Risk Officer** Age: 52 | 37 years banking experience
Monté L. Ward	**Executive Vice President and Chief Information Officer** Age: 38 | 15 years experience in banking and information security

Profile | Company Personnel

✓ **Employees, Management and Director Ownership (%)**	21.5
✓ **Prime Meridian Bank Employees Who Own PMHG (%)**	39.0
✓ **Average Age**	
▪ Entire Team[(1)]	41.7
▪ EVP	47.8
▪ All Officers	47.0

(1) 90 Full-Time Equivalents (FTEs)

Updated as of 10/1/2019


PRIME
MERIDIAN
BANK

Corporate Culture

Who We Are. What We Stand For.

MISSION	*Building bankers to serve our clients and community in order to optimize shareholder value.*
PURPOSE	*Banking done right, right away.*
CORE PRINCIPLES	• ***Passion*** *– level of intense excellence and commitment beyond simply meeting requirements* • ***Grace*** *– high level of service with courtesy and compassion* • ***Integrity*** *– doing the right thing because it's the right thing to do* • ***Tenacity*** *– culture of looking at new ideas, tackling challenges and overcoming obstacles* • ***Accountability*** *– personally accepting full and ultimate responsibility as well as holding one another accountable*

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

Corporate Recognition

BEST 50 OTCQX 2018

Ranked #19 on the OTCQX Best 50: the top performing companies on the OTCQX Best Market based on 2017 total return and growth in average daily dollar volume

BAUERFINANCIAL

5 Star Rating

38 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

SEMINOLE 100

Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

AMERICAN BANKER Best Banks to Work For 2018

Annually since 2015

2018 BEST of TALLAHASSEE

Voted by readers of Tallahassee Magazine.

Franchise Growth & Expansion

- Prime Meridian Bank entered Polk County April 16, 2019 with an office in Lakeland, FL
- Lakeland, FL office marks the Bank's initial market expansion
- Veteran banker Michael Micallef leads the Bank's operations in Polk County as Market President
- Lakeland, FL is located along I-4 corridor between Orlando, FL and Tampa, FL
- Lakeland-Winter Haven Metropolitan Statistical Area (MSA) grew 3.2%[1] in 2018 placing it fourth in the nation for percentage growth
- Lakeland-Winter Haven MSA represents strong growth opportunity for Prime Meridian Bank
    - Tech and Logistics Hub
    - Mature Business Market
    - Stable Market for Home Mortgage


PRIME MERIDIAN BANK
ATM
10:42


Michael A. Micallef, Jr.
Market President
Polk County, Florida

(1) US Census Bureau data from July 1, 2017 to July 1, 2018

Future Franchise Growth

- ✓ Prime Meridian Bank is primarily focused on franchise growth opportunities arising from bank mergers or corporate restructurings that have recently occurred or are pending in North/Central Florida and South Georgia
- ✓ Such opportunities will leverage the Bank's current infrastructure and capital position which has been built over the last several years
- ✓ Additional market entries will be built around a veteran banking leader and core team that have strong ties to the community and long-term deposit and lending relationships. Above all else they must fit and embrace Prime Meridian Bank's culture
- ✓ While traditional bank M&A and branch acquisitions have not been ruled out, if such an opportunity were to arise that meets our acquisition criteria ***and*** is a cultural fit, such an opportunity would be evaluated and considered

Quarterly Consolidated Financial Results

($ in Thousands)

	Q3-19	Q2-19	Q3-18
Interest Income	$ 4,919	$ 4,610	$ 4,272
Interest Expense	939	851	662
Net Interest Income	**$ 3,980**	**$ 3,759**	**$ 3,610**
Provision for Loan Losses	241	179	135
Net Interest Income After Provision for Loan Losses	**$ 3,739**	**$ 3,580**	**$ 3,475**
Noninterest Income	422	462	338
Noninterest Expense			
Salary and Employee Benefits	1,575	1,579	1,341
Occupancy & Equipment	373	427	237
Other	933	1,027	880
Total Noninterest Expense	2,881	3,033	2,458
Income Before Income taxes	**$ 1,280**	**$ 1,009**	**$ 1,355**
Income Tax	316	245	337
Net Income	**$ 964**	**$ 764**	**$ 1,018**
Average Diluted Shares Outstanding	**3,151,321**	**3,150,136**	**3,130,171**
Earnings Per Share	**$ 0.31**	**$ 0.24**	**$ 0.33**

Summary Results | 2019Q3

- ✓ Net income of $964,000 or $0.31 per share fully diluted (FD), compared to $764,000 or $0.24 per share (FD) for Q2 2019 and $1,018,000 or $0.33 per share (FD) for Q3 2018
- ✓ Year-to-date through Q3 2019 profitability adversely affected by additional staffing levels and other noninterest expenses primarily associated with the Lakeland, FL office opening on April 16, 2019 (approximately $747,000 pre-tax), in addition to the accounting of our new and expanded leasehold at our Timberlane Road, Tallahassee, FL office
- ✓ Net interest margin of 3.63%, compared to 3.66% in Q2 2019 and 3.78% in Q3 2018
- ✓ Margin compression since Q3 2018 is principally attributed to the Company's increased liquidity position and an increase in the overall cost of funds
- ✓ Total deposits increased $30.9 million, or 7.90%, from Q2 2019. Total deposits increased $72.1 million, or 20.7%, since December 31, 2018, as a result of continued focus on relationship management

Source: Internal company documents

Summary Results | 2019Q3

- ✓ New portfolio commitments of $31.4 million were originated since Q2 2019, with $15.9 million, or 5.3% growth in net loans. Net loans increased $26.8 million, or 9.27%, year over year to $315.8 million
- ✓ Nonperforming Assets (NPAs) excluding restructured loans to total assets increased 10 basis points (bps) to 0.54% compared to 0.44% at June 30, 2019 and 0.04% at September 30, 2018
- ✓ Net loan and deposit charge-offs totaled $265,000 during Q3 2019
- ✓ Capital levels remained strong with consolidated Leverage Ratio of 11.73% and Bank Level Leverage Ratio of 9.24%
- ✓ Book value increased to $17.25 per share at September 30, 2019 from $16.85 per share at June 30, 2019, benefitting from a favorable change in accumulated Other Comprehensive Income (OCI), increased retained earnings, and a small stock offering in Lakeland, FL

Source: Internal company documents

Net Interest Drivers

($ in millions and represents actual period-ending balance)

Average Securities Yield


2.41%
2.50%
2.57%
2.61%
2.53%
$44.4
$45.4
$48.2
$52.4
$55.8
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19

Average Loan Yield


5.10%
5.13%
5.13%
5.15%
5.22%
$289.0
$290.1
$289.9
$299.9
$315.8
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19

Securities

Loans

Average Cost of Interest-Bearing Liabilities


1.00%
1.10%
1.14%
1.17%
1.20%
$272.0
$269.0
$290.3
$301.5
$326.5
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19

Average Cost of Funds


0.76%
0.83%
0.89%
0.90%
0.91%
$83.3
$80.1
$83.2
$89.6
$91.0
$272.0
$269.0
$290.3
$300.7
$324.5
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19

Borrowings

Noninterest-Bearing Deposits

Interest-Bearing Deposits

Source: S&P Global and Internal company documents

Building Franchise Value

Total Assets ($ in millions)



CAGR – 19.2%
$210
$244
$304
$347
$402
$484
2014
2015
2016
2017
2018
Q3-19

Total Loans ($ in millions)



CAGR – 16.6%
$154
$189
$225
$253
$293
$319
2014
2015
2016
2017
2018
Q3-19

Total Deposits ($ in millions)



CAGR – 19.0%
$184
$218
$275
$298
$349
$421
2014
2015
2016
2017
2018
Q3-19

Cost of Funds (%)



0.35
0.35
0.33
0.41
0.70
0.91
2014
2015
2016
2017
2018
Q3-19

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Building Shareholder Value

Total Equity ($ in millions)


CAGR – 20.2%
$23
$25
$27
$47
$51
$55
2014
2015
2016
2017
2018
Q3-19

Net income ($ in thousands)


CAGR – 41.6%
$1,006
$1,704
$2,220
$2,817
$4,042
$2,774
$2,595
2014
2015
2016
2017
2018
Q3-18YTD
Q3-19YTD

Tangible Book Value Per Share ($)


CAGR – 8.4%
$11.78
$12.62
$13.51
$15.06
$16.19
$17.25
2014
2015
2016
2017
2018
Q3-19

Earnings Per Share ($)


$0.59
$0.88
$1.12
$1.04
$1.29
$0.89
$0.83
2014
2015
2016
2017
2018
Q3-18YTD
Q3-19YTD

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Disciplined Credit Processes

($ in Thousands)

Granular Portfolio – Lending Exposure Limits

✓ Secured Legal Limit – Bank	$ 10,767
✓ Secured Legal Limit – Consolidated	$ 13,663
✓ Secured In-House Limit	$ 5,000
✓ Top 20 Relationships	$ 93,838

Concentration limits set for primary segments of the portfolio.

Internal company data as of 9/30/2019

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Bi-weekly Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Bi-weekly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY

- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

($ in Thousands)

- ✓ As part of its overall risk management program, Prime Meridian Bank has pursued a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintained its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$ 47,050**
Total Loans	**$ 319,699**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	37,236	$	54,145	115.08 %	11.65 %
Multifamily		19,399		19,829	42.14 %	6.07 %
Nonfarm Nonresidential		77,284		78,944	167.79 %	24.17 %
Less: Improved Owner-Occupied CRE		(41,987)		(42,841)	(91.05) %	(13.13) %
Total - Bank	**$**	**91,932**	**$**	**110,077**	**233.96 %**	**28.76 %**
Total - Consolidated	**$**	**91,932**	**$**	**110,077**	**187.74 %**	**28.76 %**

Source: internal company documents as of 9/30/19

Loan Portfolio

- ✓ Total net loans of **$315.8** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its concentration of Commercial Loans at 20% of total loans

Loans ($ in thousands)

Real estate mortgage loans		
Commercial Real Estate (CRE)	$	78,024
Residential Real Estate and HELOC		128,918
Construction		41,149
Total Real Estate Mortgage		248,091
Commercial		63,471
Consumer and Other		7,699
Total Loans		319,261
Deferred Loan Costs, Net		528
Less: ALLL		(3,982)
Loans, Net	**$**	**315,807**

Source: internal company documents as of 9/30/19



Consumer and Other
2%
Commercial Real Estate
25%
Commercial
20%
Loan Composition
as of 9/30/19
Construction
13%
Residential Real Estate and HELOC
40%

Residential Loan Portfolio

Residential Loans ($ in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	73,816
1-4 Non-Owner-Occupied		35,252
Multifamily		19,850
Total	**$**	**128,918**


Multifamily
16%
Residential
Loan
Composition
as of 9/30/19
1-4 Non-Owner-
Occupied
27%
1-4 Owner-
Occupied &
HELOC
57%

Source: internal company documents as of 9/30/19

Nonperforming Loans by Type

- ✓ Nonperforming Assets (NPAs) excluding restructured loans to total assets increased 10 bps to 0.54% compared to 0.44% at June 30, 2019 and 0.04% at September 30, 2018
- ✓ ALLL[1] / Total loans ratio of 1.25% [2]
- ✓ ALLL[1] / NPA ratio of 152.98% [2]

[1] ALLL = Allowance for Loan and Lease Losses
[2] Includes $255,000 of specific reserves on nonperforming loans

Nonperforming Assets ($ in thousands)

Nonperforming Loans		
Residential & Home Equity	$	1,132
Commercial Real Estate		-
Commercial		1,470
Consumer		1
Total Nonperforming Loans		2,603
OREO & Other Assets		-
Total Nonperforming Assets	$	2,603

Source: internal company documents as of 9/30/19



Commercial 56%
Consumer 0%
OREO & Other Assets 0%
NPA Composition as of 9/30/19
Residential & Home Equity 44%
Commercial Real Estate 0%

Core Funding

- ✓ Company's deposit franchise is comprised of **23.0%** noninterest-bearing deposits
- ✓ Company continues to outperform regional peers with low cost of funds year-to-date of **0.90%**, a key driver of franchise value

Deposits ($ in thousands)

Noninterest-Bearing	$	96,732
Money Market Accounts		182,979
NOW		72,421
Savings		10,118
Time Deposits		58,947
Total	**$**	**421,197**



Time Deposits 14%
Noninterest Bearing 23%
Savings 2%
NOW 17%
Deposit Composition
as of 9/30/19
Money Market Accounts 44%

Source: internal company documents as of 9/30/19

Deposit Market Share

- ✓ Prime Meridian Bank's year-over-year deposit growth in Leon County was 14.94% with a five-year compounded growth rate of 13.25%

Institution (ST)	Type	2019 Rank	2018 Rank	2019 Total Market Share (%)	2018 Total Market Share (%)
Leon, FL					
Branch Banking and Trust Co. (NC)	Bank	1	1	28.05	24.40
Wells Fargo Bank NA (SD)	Bank	2	2	15.39	17.19
Capital City Bank (FL)	Bank	3	3	13.73	13.80
Bank of America NA (NC)	Bank	4	4	12.83	12.94
Regions Bank (AL)	Bank	5	5	5.72	6.37
Hancock Whitney Bank (MS)	Bank	6	8	4.68	4.65
Prime Meridian Bank (FL)	**Bank**	**7**	**9**	**4.59**	**4.35**
Synovus Bank (GA)	Bank	8	7	4.45	4.77
Centennial Bank (AR)	Bank	9	10	3.78	4.16
First A National Banking Association (MS)	Bank	10	6	3.76	4.98
Wakulla, FL					
Centennial Bank (AR)	Bank	1	1	62.42	65.20
Ameris Bank (GA)	Bank	2	2	14.77	14.33
Prime Meridian Bank (FL)	**Bank**	**3**	**3**	**13.55**	**11.58**
Capital City Bank (FL)	Bank	4	4	9.25	8.89
Polk, FL					
Prime Meridian Bank (FL)[(1)]	**Bank**	**16**	-	**0.08**	-

Source: S&P Global: Market share analysis excludes non-retail deposits. [(1)]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2019 and 2018 and other data in this table are pro forma for all acquisitions announced after June 30, 2019 and up to including the date of this table (October 19, 2019).

Investment Highlights

Operates in Attractive Growth Markets	✓ Presence in growth market in North/Central Florida ✓ Opened bank in Lakeland, FL, April 2019 ✓ Target to open one location per year in other growth markets in Florida, Southern Georgia and Alabama
Proven Business Model + Strong Balance Sheet	✓ Banking model is scalable and driven by technology and infrastructure in place ✓ Bank is wholly funded by lower-costing core deposits ✓ Strong capital position – 11.73% Tier 1 leverage capital ratio(1) at Holding Company ✓ Current liquidity position provides capacity for additional internal loan funding
Competitive Advantage	✓ Local market knowledge ✓ Deep and long standing relationships with clients ✓ Personalized client service guided by core principles ✓ True employee commitment and involvement in the communities served
Strong Underwriting & Credit Culture	✓ Disciplined credit process ✓ Corporate-banking style underwriting philosophy, within a community banking model ✓ Long history of strong asset quality. NPAs/Total Assets of 0.54% at 9/30/19
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Committed to building a premier community bank in the Southeast ✓ Strong credibility with regulators and investors

(1)Source: internal company documents as of 9/30/19

Appendix

Financial Highlights (unaudited)

($ in thousands except per share data)

	2019Q3	2019Q2	2019Q1	2018Q4	2018Q3
Per Share Data:					
Earnings per share - Basic	$ 0.31	$ 0.24	$ 0.28	$ 0.40	$ 0.33
Earnings per share - Diluted	$ 0.31	$ 0.24	$ 0.28	$ 0.40	$ 0.33
Book value per share	$ 17.25	$ 16.85	$ 16.44	$ 16.19	$ 15.61
Shares outstanding	3,190,031	3,144,456	3,143,140	3,138,945	3,128,671
Weighted-average basic shares outstanding	3,147,696	3,144,068	3,140,401	3,131,379	3,127,038
Weighted-average diluted shares outstanding	3,151,321	3,150,136	3,144,071	3,136,048	3,130,171
Selected Performance Ratios and Other Data:					
Return on average assets[1]	0.83 %	0.70 %	0.82 %	1.07 %	1.03 %
Return on average equity[1]	7.14	5.85	6.79	8.43	8.42
Average yield on earning assets	4.48	4.49	4.48	4.52	4.47
Net interest margin[2]	3.63	3.66	3.67	3.75	3.78
Efficiency ratio[3]	65.45	71.86	67.75	59.45	62.26
Noninterest expense/average assets[1]	2.47	2.78	2.60	2.34	2.49
Asset Quality Data:					
Nonaccrual loans	$ 2,603	$ 1,962	$ 365	$ 342	$ 179
Total nonperforming assets	2,603	1,962	608	342	179
Nonpeforming assets/total assets	0.54 %	0.44 %	0.14 %	0.09 %	0.04 %
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	11.73 %	12.08 %	12.28 %	12.61 %	12.64 %
Tier 1 Leverage Capital Ratio (Bank)	9.24	9.10	9.18	9.28	9.21
Common Equity Tier I Capital Ratio (Bank)	12.95	12.69	13.00	12.90	12.40
Tier I Risk-Based Capital Ratio (Bank)	12.95	12.69	13.00	12.90	12.40
Total Capital Ratio (Bank)	14.15	13.94	14.25	14.15	13.65

[1] Annualized

[2] Net interest margin is net interest income divided by total average interest-earning assets, annualized

[3] Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

($ in thousands except per share data)

	2019Q3	2019Q2	2019Q1	2018Q4	2018Q3
Interest income:					
Loans	$ 4,179	$ 3,916	$ 3,856	$ 3,854	$ 3,798
Securities	338	333	296	280	276
Other	402	361	348	280	198
Total interest income	4,919	4,610	4,500	4,414	4,272
Interest Expense-					
Deposits	934	851	813	748	662
Other Borrowings	5	-	-	-	-
Total interest expense	939	851	813	748	662
Net interest income	3,980	3,759	3,687	3,666	3,610
Provision for loan losses	241	179	165	47	135
Net interest income after provision for loan losses	3,739	3,580	3,522	3,619	3,475
Noninterest income:					
Service charges and fees on deposit accounts	74	68	71	74	83
Mortgage banking revenue	151	197	106	108	124
Income from bank-owned life insurance	46	45	45	34	11
Other income	151	152	140	128	120
Total noninterest income	422	462	362	344	338
Noninterest expense:					
Salaries and employee benefits	1,575	1,579	1,557	1,319	1,341
Occupancy and equipment	373	427	275	234	237
Professional fees	79	106	77	107	86
Marketing	172	194	199	144	193
FDIC Assessment	6	44	43	51	38
Software maintenance, amortization and other	188	167	152	160	167
Other	488	516	440	369	396
Total noninterest expense	2,881	3,033	2,743	2,384	2,458
Earnings before income taxes	1,280	1,009	1,141	1,579	1,355
Income taxes	316	245	274	311	337
Net earnings	$ 964	$ 764	$ 867	$ 1,268	$ 1,018
Basic earnings per share	$ 0.31	$ 0.24	$ 0.28	$ 0.40	$ 0.33
Diluted earnings per share	$ 0.31	$ 0.24	$ 0.28	$ 0.40	$ 0.33

Condensed Consolidated Balance Sheets

($ in thousands)

	September 30, 2019 (Unaudited)	June 30, 2019 (Unaudited)	March 31, 2019 (Unaudited)	December 31, 2018 (Audited)	September 30, 2018 (Unaudited)
Assets					
Cash & cash equivalents	$ 84,278	$ 72,042	$ 66,805	$ 48,038	$ 56,775
Securities available for sale	55,773	52,431	48,205	45,384	44,359
Loans, held for sale	7,907	6,223	5,808	4,767	6,782
Loans, net	315,807	299,949	289,900	290,113	289,022
Federal Home Loan Bank stock	404	404	404	355	355
Premises & equipment, net	7,787	7,311	7,055	4,656	4,699
Right of use asset	3,719	3,768	-	-	-
Accrued interest receivable	1,073	1,100	1,023	1,034	1,028
Bank-owned life insurance	6,459	6,413	6,368	6,323	1,789
Other assets	859	1,086	1,281	1,032	1,149
Total Assets	$ 484,066	$ 450,727	$ 426,849	$ 401,702	$ 405,958
Liabilities and Stockholders' Equity					
Noninterest-bearing demand deposits	96,732	89,608	83,186	80,097	83,296
Savings, NOW and money-market deposits	265,518	247,804	244,584	227,674	230,817
Time deposits	58,947	52,912	45,743	41,296	41,133
Total Deposits	421,197	390,324	373,513	349,067	355,246
Other borrowings	2,053	770	-	-	-
Official checks	900	1,496	495	837	865
Lease liability	3,801	3,827	-	-	-
Other liabilities	1,088	1,314	1,157	978	984
Total Liabilities	429,039	397,731	375,165	350,882	357,095
Total Stockholders' Equity	55,027	52,996	51,684	50,820	48,863
Total Liabilities and Stockholders' Equity	$ 484,066	$ 450,727	$ 426,849	$ 401,702	$ 405,958

Earnings Average Balance Sheet

($ in thousands)

	2019Q3			2019Q2			2018Q3		
	Average Balance	Interest and Dividends	Yield/ Rate	Average Balance	Interest and Dividends	Yield/ Rate	Average Balance	Interest and Dividends	Yield/ Rate
Interest-earning assets:									
Loans[1]	$ 313,595	$ 4,093	5.22 %	$ 298,058	$ 3,834	5.15 %	$ 292,026	$ 3,722	5.10 %
Mortgage loans held for sale	7,164	86	4.80	6,957	82	4.71	6,315	76	4.81
Securities	53,507	338	2.53	50,943	333	2.61	45,836	276	2.41
Other[2]	64,794	402	2.48	54,650	361	2.64	38,081	198	2.08
Total interest-earning assets	439,060	$ 4,919	4.48	410,608	$ 4,610	4.49	382,258	$ 4,272	4.47
Noninterest-earning assets	26,699			25,684			12,626		
Total assets	$ 465,759			$ 436,292			$ 394,884		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 255,563	$ 629	0.98 %	$ 242,815	$ 597	0.98 %	$ 224,448	$ 499	0.89 %
Time deposits	56,000	305	2.18	48,573	254	2.09	39,389	163	1.66
Total interest-bearing deposits	311,563	934	1.20	291,388	851	1.17	263,837	662	1.00
Other borrowings	1,249	5	1.60	34	-		-	-	
Total interest-bearing liabilities	312,812	$ 939	1.20	291,422	$ 851	1.17	263,837	$ 662	1.00
Noninterest-bearing deposits	93,981			87,077			80,943		
Noninterest-bearing liabilities	4,981			5,545			1,738		
Stockholders' equity	53,985			52,248			48,366		
Total liabilities and stockholders' equity	$ 465,759			$ 436,292			$ 394,884		
Net earning assets	$ 126,248			$ 119,186			$ 118,421		
Interest rate spread			3.28 %			3.32 %			3.47 %
Net interest margin[3]			3.63			3.66			3.78

[1] Includes nonaccrual loans

[2] Other interest-earning assets include federal funds sold, interest-bearing deposits, and FHLB stock.

[3] Net interest margin is net interest income divided by total average interest-earning assets, annualized.